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                                   Exhibit 10

            Amendment to K-Swiss Inc. 401(k) and Profit Sharing Plan

January 23, 2002

Arthur Sido
Client Services Account Manager
Fidelity Institutional Retirement Services Co.
200 Magellan Way
Covington, KY 41015


Subject:  K-Swiss 401k and Profit Sharing Plan Amendment


Dear Arthur,

As of May 21, 2001 please amend Section 1.02(b) of the Adoption Agreement so the term "Employer" includes the following Related Employer (as defined in Section 2.01(a)(26)): E.R.E. Footwear LLC.

As of November 13, 2001 please amend Section 1.02(b) of the Adoption Agreement so the term "Employer" includes the following Related Employer (as defined in Section 2.01(a)(26)): Royal Elastics LLC.

I am having this amendment approved by the K-Swiss Inc. Board of Directors. Their next meeting will be in February. Please let me know if you need any further information.

Sincerely,

/s/ Cheryl Kuchinka


Cheryl Kuchinka
Domestic Controller
K-Swiss Inc.

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Section 1.02 (b) is amended to read as follows:

1.02 EMPLOYER
     --------

         (b) The term "Employer includes the following Related Employer(s) (as defined in Section 2.01(a)(26)):

                  K-Swiss Sales Corp. (as of 1/1/2000)
                  ------------------------------------
                  E.R.E. Footwear LLC (as of 5/21/2001)
                  -------------------------------------
                  Royal Elastics LLC (as of 11/13/2001)
                  -------------------------------------

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